                                SUBSCRIPTION AGREEMENT
                                    (COMMON STOCK)


    THIS SUBSCRIPTION AGREEMENT (the "Agreement") is made and entered into as of the ___ day of _____________, 199__, by and between Commerce Security Bancorp, Inc., a Delaware corporation with its principal place of business located in Huntington Beach, California (the "Company"), and the investor whose name appears on the signature page hereto (the "Subscriber").

    WHEREAS, the Company is seeking commitments from several accredited investors through a private placement (the "Private Placement") of shares of its common stock, par value $.01 (the "Common Stock"), and certain other securities in connection with the proposed acquisition (the "Acquisition") by the Company of the Target Company (as such term is used in the Company's December 18, 1996 Private Placement Memorandum pertaining to the Private Placement (together with the December 20, 1996 Supplement and any other supplement, amendment or annex thereof or any document incorporated by reference therein, the "Memorandum"));

    WHEREAS, the Subscriber desires to commit irrevocably to purchase, subject only to those certain limited conditions described hereinafter, specified amounts of the Company's Common Stock and to subscribe for and purchase such amounts (the "Subscription"), at a per share price of $4.81 (the "Subscription Price"), all as is more particularly set forth herein;

    WHEREAS, if the Company enters into a definitive acquisition agreement (the "Acquisition Agreement") with the Target Company, certain events including the Target Company Redemption as defined in the Memorandum (each a "Reduction Event") could have the effect of reducing the number of Placement Shares (as hereinafter defined) to be sold to the Subscriber; and

    WHEREAS, in connection with the Private Placement, the Subscriber desires to obtain and the Company is willing to grant to the Subscriber certain registration rights with respect to the Placement Shares;

    NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and other agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

   1.    PURCHASE AND DELIVERY OF PLACEMENT SHARES

    (a) Subject to the terms and conditions herein set forth, the Subscriber hereby irrevocably agrees and commits to purchase from the Company, at the Subscription Price per share, up to the number of shares of Common Stock as are specified on the signature page hereof (as the same may be reduced as a consequence of a Reduction Event, the "Placement Shares").

    (b) The Subscriber acknowledges and agrees that its Subscription is hereby conditioned upon acceptance by the Company and may be accepted or rejected, in whole (but not in part), by the Company in its sole discretion (the date on which the Company accepts this Subscription Agreement being hereinafter called the "Acceptance Date").

    (c) The Subscriber and the Company hereby acknowledge and agree that (x) the Company has entered into, or contemplates entering into, one or more other Common Stock Subscription Agreements with certain other parties (collectively, the "Subscribers") on terms substantially similar to this Agreement (except that they may provide for the purchase of a different maximum number of Placement Shares) and (y) the occurrence of one or more Reduction Events could have the effect of reducing or eliminating the number of Placement Shares available hereunder. Subject to Section 1(d), the Placement Shares available for issuance to Subscribers shall be allocated as nearly as possible on a pro rata basis among all Subscribers based upon the number of Placement Shares subscribed for by each such Subscriber, after giving effect to the limitation set forth in
Section 4(b).

    (d) No reduction in the number of Placement Shares available for issuance to Subscribers as a consequence of a Reduction Event shall reduce the Subscriber's Maximum Share Amount (as defined hereinafter) by more than one-third. No such reduction shall be made to the number of Placement Shares that Dartmouth Capital Group, L.P. and certain related parties shall be entitled to purchase in exchange for funding the Deposit (as defined in the Memorandum) with the Target Company.

    (e) Subject to the terms, conditions and limitations herein set forth, the Company shall pay to the Subscriber at the Funding (as hereinafter defined) a commitment fee (the "Commitment Fee") equal to one percent (1%) of the product of the Subscription Price multiplied by the difference between (x) the number of shares that the Company had agreed to make available to the Subscriber at the time of the Company's acceptance of the Subscription (the "Maximum Share Amount") and (y) the number of Placement Shares actually issued to the Subscriber, provided that the Subscriber has fully complied with all of the terms of this Agreement.

   2.    THE FUNDING

    As soon as practicable following its final determination of the total number of Placement Shares available for sale to the Subscribers made in anticipation of the closing of the transactions contemplated hereby, the Company shall notify the Subscriber of the number of Placement Shares, to be purchased by the Subscriber pursuant to Section 1(a) and the amount of the Commitment Fee to be paid pursuant to Section 1(e). Contemporaneously with the execution and delivery of this Agreement, the Subscriber has executed and delivered to the Company the Escrow Agreement in the form attached as Annex A to this Agreement. The Subscriber agrees to deliver payment for the Placement Shares, net of the Commitment Fee, to the Company's escrow agent for deposit in an escrow account within three (3) business days following receipt of notice from the Company that all of the material conditions to the closing of the Acquisition have been satisfied or, if permitted, duly waived. The name of the escrow agent and instructions for payment of the aggregate Subscription Price shall be included in the Company's notice. The delivery of, and the release from escrow of the payment for, the Placement Shares shall take place at the executive offices of the Company at One Pacific Plaza, 7777 Center Avenue, Huntington Beach, California, at 9:00 a.m., California time, prior to, but substantially simultaneously with, the closing of the Acquisition, such time and date to be not more than five (5) business days after the foregoing notification and to be specified therein (such time and date being referred to as the "Funding Time," the date of the Funding being referred to as the "Funding Date" and the consummation of the Private Placement being referred to as the "Funding").

   3.    DELIVERY OF PLACEMENT SHARES

    At the Funding, the Placement Shares to be sold to the Subscriber hereunder, registered in the name of the Subscriber or its nominee(s), as the Subscriber may specify in writing at least three (3) days prior to the Funding Date, shall be delivered by or on behalf of the Company to the Subscriber, for the Subscriber's account, against delivery by the Subscriber of the aggregate Subscription Price therefor, net of the Commitment Fee, in immediately available funds in the form of one or more federal funds checks or a wire transfer to an account designated by the Company. If the Subscriber shall fail to timely provide information regarding the registered holder of the Placement Shares, such shares shall be delivered to the Subscriber in the form of one certificate registered in the Subscriber's name.

   4.    AGREEMENTS AND CONSENTS OF THE SUBSCRIBER

    The Subscriber hereby agrees with the Company as follows:

      (a) Subject only to the immediately following sentence, the Subscriber agrees that this Agreement is irrevocable and that the rights and obligations of any party hereto shall not be terminated or affected by operation of law, whether by death, incompetence, disability or the occurrence of any other event affecting a Subscriber. If and only if the Company has not accepted this Subscription Agreement in accordance with Section 1(b) on or before the twentieth (20th) calendar day following the Subscriber's delivery hereof to the Company, then at any time after such date but before the acceptance hereof by the Company, the Subscriber may withdraw its Subscription hereunder by notice to the Company. In the event that the Company has not entered into the Acquisition Agreement on or before January 15, 1997, the Company or the Subscriber may upon five (5) business days' notice to the other party hereto terminate this Agreement, which termination shall be without liability to either party. In the event that the Funding Date does not occur on or before August 15, 1997 or the Acquisition Agreement is terminated, this Agreement shall terminate without liability to any party hereto.

      (b) Notwithstanding anything to the contrary contained herein, the Subscriber acknowledges and agrees that the Company may decline to issue any of the Placement Shares or pay any portion of the Commitment Fee to the Subscriber hereunder if, in the reasonable opinion of the Company's counsel, the Subscriber is required to obtain prior clearance or approval of such transaction from any state or federal bank regulatory authority and if, in the reasonable opinion of such counsel, the requisite approval or clearance has not been obtained or satisfactory evidence thereof has not been presented to the Company by the Funding Date.

      (c) The Subscriber hereby acknowledges and understands that although the Company has retained The Shattan Group LLC ("TSG") to serve as placement agent in connection with the offering of securities other than Common Stock in connection with the Private Placement, the Subscriber has not relied upon any representation made or information provided by TSG in the Subscriber's decision to enter into a Subscription Agreement or otherwise invest in the Placement Shares.

   5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Subscriber as follows:

         (a) As of the Acceptance Date, the Company is, and at all times thereafter through the time of the Funding, the Company will have been, duly organized and validly existing and in good standing as a corporation organized under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum and to perform its obligations under this Agreement.

         (b) Each direct or indirect wholly-owned subsidiary of the Company (each, a "Subsidiary"), and to the Company's knowledge, each direct or indirect wholly-owned subsidiary of the Target Company (each, a "Target Subsidiary"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction where the failure to so qualify would have a material adverse effect on the conduct of the business of, the condition (financial or otherwise) of, or the earnings or business of (collectively, the "Condition") the Company and its Subsidiaries and the Target Company and the Target Subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and (except as provided by law) nonassessable and is owned by the Company, directly or through Subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance or claim whatsoever, and to the Company's knowledge, all of the issued and outstanding capital stock of each Target Subsidiary has been duly authorized and validly issued and is fully paid and (except as provided by law) nonassessable and is owned by the Target Company, directly or through Target Subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance or claim whatsoever; except for the Subsidiaries and other than as reflected in the financial statements or except as otherwise reflected in the Memorandum, the Company does not and, to the Company's knowledge, the Target Company does not, directly or indirectly, own any shares of stock or any securities of any corporation or have any equity interest in any firm, partnership, association or other entity.

         (c) The Company and its Subsidiaries and, to the Company's knowledge, the Target Company and the Target Subsidiaries possess all material licenses, permits and other governmental authorizations as are currently required for the conduct of their respective businesses, and all such licenses, permits and other governmental authorizations are in full force and effect; the Company and its Subsidiaries and, to the Company's knowledge, the Target Company and the Target Subsidiaries are in compliance therewith except to the extent that non-compliance would not, individually or in the aggregate, have a material adverse effect on the Condition of the Company and its Subsidiaries and the Target Company and the Target Subsidiaries considered as one enterprise; and neither the Company nor any of its Subsidiaries or, to the Company's knowledge, neither the Target Company nor any of the Target Subsidiaries has received notice of any proceeding or action relating to the revocation or modification of any such material license, permit or other governmental authorization.

         (d) Neither the Company nor any of the Subsidiaries and, to the Company's knowledge, neither the Target Company nor any of the Target Subsidiaries is in violation of its charter or other organizational document or bylaws or materially in default in the performance or observance of the obligations, agreements, covenants or conditions contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or any of their properties may be bound and that is material to the Company and its Subsidiaries and the Target Company and the Target Subsidiaries considered as one enterprise.

         (e) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including the filing of an amended and restated Certificate of Incorporation (the "Amended and Restated

Charter") which contemplates the terms of the Placement Shares and the Securities (as defined in the Memorandum) offered in the Private Placement, have been duly authorized by all necessary corporate action of the Company, and constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (f) The execution and delivery of this Agreement, the consummation by the Company of the transactions herein contemplated and the compliance by the Company with the terms hereof will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation, assuming the filing, prior to the Funding, of the Amended and Restated Charter, or Bylaws of the Company, or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which any of its properties or assets are bound, with such exceptions as would not have a material adverse effect on the Condition of the Company and its Subsidiaries and the Target Company and the Target Subsidiaries, considered as one enterprise, or any applicable law, rule, regulation, judgment, order or decree of any governmental, governmental instrumentality or court having jurisdiction over the Company or any of its properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such government, governmental instrumentality or court is required for the valid authorization, execution, delivery and performance by the Company of this Agreement, the Placement Shares, and the Commitment Fee or the consummation by the Company of the other transactions contemplated by this Agreement, except such federal and state regulatory approvals as are described in the Memorandum and such consents, approvals, authorizations, registrations or qualification as may be required under state securities or "blue sky" laws.

         (g) When issued and delivered by the Company against payment therefor, the Placement Shares will be duly authorized, validly issued, fully paid and non-assessable, and the forms of certificates evidencing the Placement Shares will be in due and proper form.

         (h) Relying in part on the representations and warranties of the Subscribers set forth in Section 6, the offering of the Placement Shares to the Subscriber is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof.

         (i) The Memorandum does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading with respect to information regarding the Company and its Subsidiaries, and as of the date of the Memorandum and at all times thereafter through the Acceptance Date, the Memorandum will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading with respect to information regarding the Company and its Subsidiaries.

         (j) The Company has no reason to believe that the information concerning the Target Company that is contained in the Memorandum is not true and correct in all material respects or that the representations and warranties of the Target Company as set forth in the Acquisition Agreement (as defined in the Memorandum) are not true and correct in all material respects.

         (k) The accountants who certified the financial statements and supporting schedules of SDN Bancorp, Inc., Liberty National Bank and Commerce Security Bank included in the 1996 Information Statement (as defined in the Memorandum) are independent public accountants within the meaning of the Securities Act and the rules and regulations promulgated thereunder (the "Securities Act Regulations").

         (l) The financial statements of the Company as at September 30, 1996 and for the three- and nine-month periods then ended included in the Memorandum and the historical financial statements of SDN Bancorp, Inc., Liberty National Bank and Commerce Security Bank included in the 1996 Information Statement (1) comply in all material respects, except as may be reflected in the notes to the financial statements, as to form with the accounting requirements of the Securities Act, the Securities Act Regulations, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (2) present fairly in all material respects the financial position of the respective entities as at the dates indicated and the results of their operations for the periods specified, except as described in the Offering Materials (as defined in the Memorandum) and (3) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, except as stated therein or, in the case of unaudited statements, as permitted by SEC Form 10-Q or 10-QSB, as applicable. Except as set forth in the pro forma financial statements of the Company included in the Memorandum, such pro forma financial statements comply in all material respects with the requirements of Regulation S-X and reflect all adjustments necessary to present fairly the pro forma financial position of the Company at the dates indicated.

         (m)  From September 30, 1996 through and including the Acceptance
Date, and except as described in the Memorandum, (1) no event or development has occurred with respect to the Company or any of its Subsidiaries or, to the Company's knowledge, the Target Company or any of the Target Subsidiaries that, individually or in the aggregate, has had or could reasonably be expected to have, a material adverse effect on the Condition of the Company and its Subsidiaries and the Target Company and its Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (2) other than the Acquisition Agreement and the agreements relating to the Private Placement and described in the Memorandum, there have been no material transactions or agreements entered into by the Company or any of its Subsidiaries or, to the Company's knowledge, the Target Company or any of the Target Subsidiaries other than those in the ordinary course of business,
(3) except pursuant to agreements relating to the Private Placement and described in the Memorandum, neither the Company nor any of its Subsidiaries has issued or purported to issue any securities or, other than in the ordinary course of business, incurred any material liability or obligation, direct or contingent, for borrowed money, and (4) neither the Company nor any of its Subsidiaries and, to the Company's knowledge, neither the Target Company nor any of the Target Subsidiaries has not entered into or modified any outstanding, material agreement with, or plan or undertaking submitted to, any regulatory or supervisory agency or body which would materially modify the ability of the Company and its Subsidiaries or the Target Company and the Target Subsidiaries to continue to conduct their respective businesses as now currently conducted.

         (n) The Company's capitalization as of September 30, 1996 and as adjusted to give effect to the issuance of the Securities are as set forth in the Memorandum under the heading "USE OF PROCEEDS AND CAPITALIZATION" and the Securities conform in all material respects to the respective descriptions thereof in the Memorandum.

         (o) Except as disclosed in the Memorandum, the Company and its Subsidiaries and, to the Company's knowledge, the Target Company and the Target Subsidiaries have conducted and are conducting their businesses so as to comply in all material respects with all applicable statutes and regulations to which a failure to comply could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Condition of the Company and its Subsidiaries and the Target Company and its Subsidiaries, considered as one enterprise. Except as disclosed in the Memorandum, neither the Company nor any of its Subsidiaries and, to the Company's knowledge, neither the Target Company nor any of the Target Subsidiaries is materially in violation of any written directive from any regulatory or governmental body to make any material change in the method of conducting its business; there is no charge, investigation, action, suit or proceeding before or by any court or governmental agency or body (domestic or foreign) pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or, to the Company's knowledge, the Target Company or any of the Target Subsidiaries that is material to the Condition of the Company and its Subsidiaries and the Target Company and the Target Subsidiaries, considered as one enterprise, except as may be disclosed in the Memorandum; all pending or threatened legal or governmental proceedings to which the Company or any of its Subsidiaries or, to the Company's knowledge, the Target Company or any of the Target Subsidiaries is a party or of which any of their respective properties or assets is the subject which are not described in the Memorandum, including ordinary routine litigation incidental to their business, considered in the aggregate, could not reasonably be expected to have a material adverse effect upon the Condition of the Company and its Subsidiaries and the Target Company and the Target Subsidiaries, considered as one enterprise.

   6.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

         The Subscriber hereby represents, warrants and covenants to the Company as follows:

         (a) If the Subscriber is a corporation, the Subscriber is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization, with full power and authority (corporate and other) to perform its obligations under this Agreement.

              If the Subscriber is a trust, the Trustee has been duly appointed as Trustee of the Subscriber with full power and authority to act on behalf of the Subscriber and to perform the obligations of the Subscriber under this Agreement.

              If the Subscriber is a limited partnership, the Subscriber is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with full power and authority to perform its obligations under this Agreement.

              If the Subscriber is an individual, the Subscriber has the full power and authority to perform its obligations under this Agreement.

         (b) The execution, delivery and performance of this Agreement by the Subscriber and the consummation by the Subscriber of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action of the Subscriber; and this Agreement, when duly executed and delivered by the Subscriber and accepted by the Company, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (c) The Subscriber is not insolvent and has sufficient cash funds on hand to purchase the Placement Shares on the terms and conditions contained in this Agreement and has no reason to believe that it will not have such funds on or about the Funding Date. Upon a reasonable request by the Company, the Subscriber will provide the Company with evidence or substantiation that such Subscriber has the financial means to satisfy its financial obligations under this Agreement and the foregoing evidence and substantiation shall be a true and accurate representation of such means.

         (d) Except as may be disclosed on Annex B to this Agreement, no state, federal or foreign regulatory approvals, permits, licenses or consents or other contractual or legal obligations are required in order for the Subscriber to enter into this Agreement or to purchase the Placement Shares. Based upon the advice of Subscriber's counsel, Subscriber has no reason to believe that the regulatory approvals listed on Annex B, if any, will not be received within usual and customary time frames and without the imposition of any terms or conditions that would have an adverse effect on the Company's operations or strategic plan.

         (e) The execution and delivery of this Agreement, the consummation by the Subscriber of the transactions herein contemplated and the compliance by the Subscriber with the terms hereof do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the constituent documents of the Subscriber or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Subscriber is a party or by which any of the Subscriber's properties or assets are bound, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Subscriber or any of the Subscriber's properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such government, governmental instrumentality or court, domestic or foreign, is required for the valid authorization, execution, delivery and performance by the Subscriber of this Agreement or the consummation by the Subscriber of the transactions contemplated by this Agreement except as may be disclosed on Annex B.

         (f) Except as may be disclosed in the Memorandum, the Subscriber has not entered into any contracts, arrangements, understandings or relationships (legal or otherwise) with any other person or persons with respect to the transactions contemplated by this Agreement or any securities of the Company, including but not limited to transfer or voting of any of the securities, finder's fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies; and the Subscriber does not own any securities of the Company which are pledged or otherwise subject to a contingency the occurrence of which would give another person voting power or investment power over such securities.

         (g) The Subscriber has been advised and understands that the Placement Shares have not been registered under the Securities Act in reliance upon the exemption from such registration provided in Section 4(2) thereof and that the Placement Shares have not been registered under the securities laws of any state in reliance on exemptions therefrom and, therefore, the Placement Shares may not be resold unless registered under applicable state securities laws or an exemption from registration is available. The Company is and will be under no obligation to register the Placement Shares under the Securities Act except to the extent provided in the Registration Rights Agreement (as defined hereinafter), when executed by the Company.

         (h) The Subscriber acknowledges receipt of, and has had a reasonable opportunity to review, the Memorandum and understands that no person has been authorized to provide any additional information regarding the Company, the Target Company or the Proposed Acquisition (other than information which otherwise is publicly available) or make any representations that were not contained in such Memorandum, and the Subscriber has not relied on any such other information or representations in making a decision to purchase any of the Placement Shares. The Subscriber understands that an investment in the Placement Shares involves a high degree or risk, including the risks set forth under the heading "RISK FACTORS" in the Memorandum.

         (i) The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Placement Shares, is able to bear the economic risk of an investment in the Placement Shares, including at the date hereof, the ability to afford a complete loss of the investment, and is (i) a sophisticated institutional or corporate investor as well as an "accredited investor" as defined in Rule 501(a) under the Securities Act; or (ii) a sophisticated individual investor as well as an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Subscriber agrees to provide promptly such additional information as may be reasonably required by the Company for compliance with the securities laws of the state in which the Subscriber is located.

         (j) The Subscriber intends to purchase the Placement Shares offered in the Memorandum for the account of the Subscriber and its affiliates and not, in whole or in part, for the account of any other person. The Subscriber represents and warrants to, and covenants and agrees with, the Company that the Placement Shares to be acquired by it hereunder are being acquired for its own account for investment and with no intention of distributing or reselling such Placement Shares or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any state.

         (k) The Subscriber has been advised that, prior to any registration of the Placement Shares pursuant to the provisions of the Registration Rights Agreement, any and all certificates representing the Placement Shares and any and all certificates issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE ON EXEMPTIONS THEREFROM AND, THEREFORE, MAY NOT BE RESOLD UNLESS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE (INCLUDING, WITHOUT LIMITATION, THE EXEMPTION PROVIDED UNDER RULE 144A OF THE ACT).

In addition, certificates representing the Placement Shares acquired by Subscribers located in certain states will bear additional legends as required by the securities laws of those states.

         (l) The Subscriber will not sell or otherwise transfer any of the Placement Shares, except in compliance with the provisions of the applicable securities laws and as stated in any legend. The Subscriber has been advised that (i) there are significant restrictions on the transfer or the Placement Shares, (ii) there is no active market for the Common Stock, (iii) no trading market for the Placement Shares is likely to be available in the foreseeable future, and (iv) an investment in the Placement Shares may be extremely illiquid.

   7.    FUNDING CONDITIONS.

    The respective obligations of the Subscriber and the Company to consummate the purchase and sale of the Placement Shares and, if applicable, the payment of the Commitment Fee shall be subject, in the discretion of the Company or the Subscriber, as the case may be, to the following conditions:

         (a) All representations and warranties and other statements of the other party are, at and as of the Funding Time (except as expressly provided otherwise), true and correct in all material respects (assuming that the other party shall have performed in all material respects all of its obligations hereunder theretofore to be performed).

         (b) The Company has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to the Funding.

         (c) No stop order suspending the Private Placement shall have been issued, and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or the Subscriber, threatened by any regulatory or governmental body.

         (d) The Company shall have entered into an Acquisition Agreement that is substantially similar in all material respects to the Acquisition Agreement described in the Memorandum, which Acquisition Agreement shall provide for Merger Consideration (as defined in the Memorandum) of not more than $23.00 per share of Target Company common stock; all of the material conditions to the closing of the Acquisition shall have been satisfied or, if permitted, duly waived, and the Funding of the sale of the Placement Shares shall occur prior to, but substantially simultaneous with, the closing of the Acquisition pursuant to the Acquisition Agreement.

         (e) Other than as contemplated by the Memorandum, there shall not have been any change effected without the Subscriber's prior written consent (which shall not be unreasonable withheld) after the date of this Agreement in the charter or other organizational document or bylaws of the Company adversely affecting the rights of the holders of the Placement Shares; PROVIDED, HOWEVER, that an increase in the Company's authorized capital stock, whether or not described in the Memorandum, shall not be deemed to adversely affect the rights of the holders of the Placement Shares.

         (f) At the Funding, the Subscriber shall have received a certificate, dated as of the Funding Date, of the Chief Executive Officer and the Chief Financial Officer of the Company in which such officers state that, to their knowledge, the closing conditions specified in paragraphs (a) through (e) of this Section have been satisfied.

         (g) At the Funding, the Company shall have executed and delivered to the Subscriber a registration rights agreement in the form attached hereto as Annex C (the "Registration Rights Agreement").

         (h) At the Funding, the Company and the Subscriber shall have received the customary form of opinion, dated as of such date, of Nutter, McClennen & Fish, LLP, outside counsel for the Company, in form and substance satisfactory to your counsel, and such other customary closing documentation as the parties may reasonably request.

   8.    SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

    Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Subscriber herein shall survive the execution of this Agreement, the delivery to the Subscriber of certificates representing the Placement Shares being purchased and the payment therefor.

   9.    BROKER'S FEE.

    The Subscriber represents to the Company that it has taken no action which would entitle anyone to a broker's or finder's fee or other compensation in connection with the transactions contemplated hereby.

  10.    INDEMNITY.

    The Subscriber agrees to indemnify and hold harmless the Company and each employee, officer and director of the Company from and against any loss, damage or liability caused by or arising out of a breach of any representation, warranty or agreement of the Subscriber contained in this Agreement or in any other document provided by the Subscriber to the Company in connection with the Subscriber's investment in Placement Shares.

  11.    TERMINATION.

         (a) Either of the parties hereto may terminate this Agreement (i) if the Funding Date does not occur by August 15, 1997 through no fault of the Subscriber, (ii) any federal or state regulator shall have made a final determination denying an application of either party to the Acquisition Agreement, the granting of which is essential to the consummation of the Proposed Acquisition, or (iii) the Target Company terminates the Acquisition Agreement. In addition, this Agreement shall terminate upon mutual consent of the parties hereto.

         (b) The Company and the Subscriber hereby agree that any termination of this Agreement pursuant to Section 11(a) (other than termination in the event of a breach of this Agreement by the Subscriber or misrepresentation of any of the statements made herein by the Subscriber) shall be without liability of the Company or the Subscriber.

  12.    NOTICES.

         All communications hereunder shall be in writing and, if to the Company, will be mailed, delivered or telecopied and confirmed to it at One Pacific Plaza, 7777 Center Avenue, Huntington Beach, California 92647,
Attention: Robert P. Keller, Facsimile: (714) 891-8884; and if to the Subscriber, will be mailed, delivered or telecopied and confirmed to it at the address set forth on the signature page hereto;

  13.    BINDING EFFECT.

         This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.

  14.    GOVERNING LAW.

         This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware without regard to the conflict of law provisions thereof.

  15.    ENTIRE AGREEMENT.

    This Agreement represents the entire understanding of the parties with respect to the matters addressed herein and supersedes all prior written and oral understandings concerning the subject matter herein.

  16.    ASSIGNMENT.

    This Agreement may not be assigned by the Subscriber without the consent of the Company.

  17.    SUCCESSORS.

    This Agreement shall inure to the benefit of and be binding upon the Company, the Subscriber and their respective successors and permitted assigns. Nothing expressed herein is intended or shall be construed to give any person other than the persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement.

  18.    SEVERABILITY OF PROVISIONS.

    Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof.

  19.    MISCELLANEOUS.

    Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for the purposes of references only and shall not limit or otherwise affect the meaning hereof.

  20.    EXECUTION IN COUNTERPARTS.

         This Agreement may be executed in any number of the counterparts, each of which counterparts when so executed and delivered shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.


                                        * * *

    IN WITNESS WHEREOF, and intending to be legally bound thereby, each of the Subscriber and Commerce Security Bancorp, Inc. has signed or caused to be signed its name under seal as of the day and year first above written.


Maximum Number of Shares of       INDIVIDUAL INVESTOR:
Common Stock Desired
To Be Purchased
Hereunder:                        ---------------------------------------
                                           (Print Name)

------------------------------     ---------------------------------------

                                           (Signature)



                                  Mailing
                                  Address:
                                          -------------------------------

                                          -------------------------------
                             Telephone:
                                         ---------------------------------
                             Facsimile:
                                         ---------------------------------



                                  PARTNERSHIP, CORPORATION, TRUST OR
                                  INSTITUTIONAL INVESTOR:


                                  ------------------------------------
                                       (Print Name of Entity)

                                 By:
                                      ---------------------------------
                                     Name:
                                     Title:


                                 Jurisdiction
                                 of Organization:
                                                   --------------------

                                  Mailing
                                  Address:
                                          -------------------------------

                                          -------------------------------
                             Telephone:
                                         ---------------------------------
                             Facsimile:
                                        ---------------------------------

                              ACCEPTANCE OF SUBSCRIPTION


    The Company hereby accepts the above subscription for Placement Shares.


                                  COMMERCE SECURITY BANCORP, INC.



                                  By:
                                       ----------------------------------------
                                  Name:  Robert P. Keller
                                  Title: President and Chief Executive Officer